--------------------------------------------------------------------------------



                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported)
                                 July 10, 2001


                 AMERICREDIT AUTOMOBILE RECEIVABLES TRUST 2001-B
                 -----------------------------------------------
             (Exact name of registrant as specified in its charter)

        United States                 333-44924                 88-0359494
  ------------------------      ---------------------     ----------------------
(State or Other Jurisdiction         (Commission             (I.R.S. Employer
      of Incorporation)             File Number)            Identification No.)

 c/o AmeriCredit Financial                                        76102
                                                                  -----
        Services, Inc.                                         (Zip Code)
 Attention: Chris A. Choate
801 Cherry Street, Suite 3900
       Fort Worth, TX
   ________________________
    (Address of Principal
      Executive Offices)


       Registrant's telephone number, including area code (817) 302-7000


         -------------------------------------------------------------
         (Former name or former address, if changed since last report)


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



         Item 5.  OTHER EVENTS

                  In connection with the offering of AmeriCredit Automobile Receivables Trust 2001-B Asset-Backed Notes, certain "Computational Materials" within the meanings of the May 20, 1994 Kidder, Peabody No-Action Letter and the February 17, 1995 Public Securities Association No-Action Letter were furnished to certain prospective investors (the "Related Computational Materials").

         Item 7.  Financial Statements, Pro Forma Financial
                  Information and Exhibits.
                  -----------------------------------------

         (a)  Not applicable

         (b)  Not applicable

         (c)  Exhibit 99.1.  Related Computational Materials (as defined in
              Item 5 above).





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



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                          AMERICREDIT AUTOMOBILE
                          RECEIVABLES TRUST 2001-B

                          By:  AmeriCredit Financial Services, Inc., as Servicer

                               By: /s/ Chris A. Choate
                                   -------------------------------------------
                                   Name:  Chris A. Choate
                                   Title: Senior Vice President,
                                          Secretary and General Counsel

Dated:  July 11, 2001



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



                                  EXHIBIT INDEX
                                  -------------

EXHIBIT NO.           DESCRIPTION

  99.1 Related Computational Materials (as defined in Item 5 above) distributed by Deutsche Banc Alex. Brown Inc.,
                      Banc One Capital Markets, Inc., Barclays Capital Inc.,
                      Credit Suisse First Boston Corporation and J. P. Morgan
                      Securities Inc.





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